EXHIBIT 99.1

This Statement on Form 4 is filed by Fortress Investment
Holdings LLC, Fortress
Investment Group LLC, FIG Advisors LLC, Fortress
Fund MM LLC, Fortress Investment Fund LLC, Fortress Registered Investment Trust and FRIT PINN LLC. The principal business address of each of the Reporting Persons is 1251 Avenue of the Americas, 16th Floor, New York, NY 10020.

Name of Designated Filer: Fortress Investment Holdings LLC


Date of Event Requiring Statement: May 4, 2005

Issuer Name and
Ticker or Trading Symbol: Global Signal Inc. (GSL)

FORTRESS INVESTMENT
HOLDINGS LLC

/s/ Daniel Bass
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By:
Daniel Bass
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Its: Chief Financial Officer

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FORTRESS INVESTMENT GROUP LLC

/s/
Randal A. Nardone
--------------------------------
By:  Randal A.
Nardone
----------------------------
Its: Chief Operating Officer

----------------------------

FIG ADVISORS LLC

By: FORTRESS
INVESTMENT GROUP LLC,
its Managing Member

/s/ Randal A. Nardone

--------------------------------
By:  Randal A. Nardone

----------------------------
Its: Chief Operating Officer

----------------------------

FORTRESS FUND MM LLC

By: FORTRESS
INVESTMENT GROUP LLC,
its Managing Member

/s/ Randal A. Nardone

--------------------------------
By:  Randal A. Nardone

----------------------------
Its: Chief Operating Officer

----------------------------

FORTRESS INVESTMENT FUND LLC

By:
FORTRESS FUND MM LLC, its Managing Member

By: Fortress Investment
Group LLC, its
Managing Member

/s/ Randal A. Nardone

--------------------------------
By:  Randal A. Nardone

----------------------------
Its: Chief Operating Officer

----------------------------

FORTRESS REGISTERED INVESTMENT TRUST


/s/ Randal A. Nardone
------------------------------------------
By:
Randal A. Nardone
--------------------------------------
Its: Chief
Operating Officer and Secretary

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FRIT PINN LLC


/s/ Randal A. Nardone
------------------------------------------
By:
Randal A. Nardone
--------------------------------------
Its: Secretary
and Vice President
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